UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 26, 2008

Wynn Resorts, Limited
(Exact Name of Registrant as specified in Charter)

Nevada	000-50028	46-0484987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3131 Las Vegas Boulevard South
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On March 26, 2008, Wynn Resorts, Limited (the “Company”) entered into an amendment to the Employment Agreement, dated as of August 31, 2005, between the Company and John Strzemp.  The amendment, which is effective as of March 18, 2008, reflects Mr. Strzemp’s previously announced promotion to Executive Vice President and Chief Administrative Officer on March 17, 2008, and extends the term of his employment agreement to March 31, 2009.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

10.1	First Amendment to Employment Agreement, dated as of March 26, 2008, between Wynn Resorts, Limited and John Strzemp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2008

WYNN RESORTS, LIMITED

	By:	/s/ Kim Sinatra
Kim Sinatra
Senior Vice President, General
Counsel and Secretary